UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2006

THE MONEY TREE INC.

(Exact name of registrant as specified in its charter)

Georgia	333-122531	58-2171386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

114 South Broad Street, Bainbridge, Georgia	39817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 246-6536

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 26, 2006, The Money Tree Inc. sent a letter to its current investors attaching a sheet summarizing the reasons we switched from offering debentures and demand notes by our subsidiary, The Money Tree of Georgia Inc., to the federal registrations of debentures (SEC Registration No. 333-122531) and demand notes (SEC Registration No. 333-122533) offered by us.

A copy of the letter is attached to this filing as Exhibit 99.1. The summary of reasons for the federal registrations is attached to this filing as Exhibit 99.2. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibits and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Title
99.1	Letter to Investors dated January 26, 2006

99.2	Reasons for Federal Registrations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MONEY TREE INC. (Registrant)

Date: January 27, 2006	By:	/s/ Steven P. Morrison
Steven P. Morrison Controller